MANAGEMENT AGREEMENT

            This Management Agreement (this "Agreement") is made as of November 3, 1998 among Anvil Knitwear, Inc., a Delaware corporation ("Anvil"), Anvil Holdings, Inc., a Delaware corporation ("Holdings"), Cottontops, Inc., a Delaware corporation ("Cottontops", and together with Anvil, Holdings, and any subsidiary hereinafter formed of any of them, the "Companies"), Bruckmann, Rosser, Sherrill & Co., Inc., a Delaware corporation (the "Consultant").

            WHEREAS, BRS, by and through its officers, employees, agents, representatives and affiliates, has expertise in the areas of corporate management, finance, investment, acquisitions and other matters relating to the business of the Companies; and

            WHEREAS, each of the Companies desires to avail themselves, for the term of this Agreement, of the expertise of the Consultant in the aforesaid areas (in which it acknowledges the expertise of the Consultant) in the manner set forth herein;

            NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the parties hereto agree as follows:

            1. Appointment. Each of the Companies hereby appoints the Consultant to render the advisory and consulting services described in Paragraph 2 hereof for the term of this Agreement.

            2. Services of the Consultant. The Consultant hereby agrees that during the term of this Agreement, it shall render to the Companies by and through its officers, employees, agents, representatives and affiliates as the Consultant, in its sole discretion, shall designate from time to time, advisory and consulting services in relation to the affairs of the Companies in connection with strategic financial planning, and other services not referred to in the next sentence including, without limitation, advisory and consulting services in relation to the selection, supervision and retention of independent auditors, the selection, retention and supervision of outside legal counsel, and the selection, retention and supervision of investment bankers or other financial advisors or consultants. It is expressly agreed that the services to be performed under this Paragraph 2 shall not include investment banking or other financial advisory services rendered by the Consultant to the Companies in connection with acquisitions and divestitures by any of the Companies, refinancings, initial public offerings, sales of stock by the Company, or a transaction that constitutes a Sale of the Company under that certain Stockholders Agreement, dated as of March 14, 1997, by and among Holdings, an affiliate of the Consultant, and certain other parties (the "Stockholders Agreement"); if any such services are rendered, the Consultant shall be entitled to receive additional compensation for such services.

            3. Fees. In consideration of the services contemplated by Paragraph 2, the Companies and their successors agree to pay, semi-annually in advance (on March 15 and September 15 of each year), an aggregate per annum fee (the "Fee") equal to $250,000 to the
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Consultant, effective as of March 15, 1997 (with the March 15, 1997, September
15, 1997, and March 15, 1998 payments (for a total of $375,000) due and payable on the date hereof and the September 15, 1998 payment due and payable on the first day of the 1999 fiscal year). The Fee shall be paid in cash (including check, bank draft, money order or wire transfer of immediately available funds).

            4. Reimbursements. In addition to the Fee, the Companies shall, at the direction of the Consultant, pay directly or reimburse the Consultant for its reasonable Out-of-Pocket Expenses incurred in connection with the services provided for in Paragraph 2 hereof. For the purposes of this Agreement, the term "Out-of-Pocket Expenses" shall mean the amounts paid by the Consultant in connection with the services provided for in Paragraph 2, including reasonable
(i) fees and disbursements of any independent professionals and organizations, including independent auditors and outside legal counsel, investment bankers or other financial advisors or consultants, (ii) costs of any outside services or independent contractors such as financial printers, couriers, business publication or similar services and (iii) transportation, per diem, telephone calls, word processing expenses or any similar expense not associated with its ordinary operations. All reimbursements for Out-of-Pocket Expenses shall be made promptly upon or as soon as practicable after presentation by the Consultant to the Companies and any of the Companies of the statement in connection therewith.

            5. Indemnification. The Companies will indemnify and hold harmless the Consultant and its officers, employees, agents, representatives and affiliates (each being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or any claim made by any third party, or otherwise, to the extent they relate to or arise out of the advisory and consulting services contemplated by this Agreement or the engagement of the Consultant pursuant to, and the performance by the Consultant of the services contemplated by this Agreement. The Companies will reimburse any Indemnified Party for all reasonable costs and expense (including reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim for which the Indemnified Party would be entitled to indemnification under the terms of the previous sentence, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party hereto. None of the Companies will be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined by a court in a final judgment from which no further appeal may be taken, to have resulted primarily from the gross negligence or willful misconduct of the Consultant.

            6. Term. This Agreement shall be in effect on the date hereof and continue until March 15, 2007. The provisions of Paragraph 5 and otherwise as the context so requires shall survive the termination of this Agreement.

            7. Permitted Activities. Subject to applicable provisions of Delaware law that impose fiduciary duties upon the Consultant or its partners or affiliates, nothing herein shall in any way preclude the Consultant or its respective officers, employees or affiliates from engaging in any business activities or from performing services for their own account or for the account of others, including for companies that may be in competition with the business conducted by the Companies.


                                        2
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      8. General.

            (a) No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall in any event be effective unless the same shall be in writing and signed by the parties to this Agreement and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) Any and all notices hereunder shall, in the absence of receipted hand delivery, be deemed duly given when mailed, if the same shall be sent by registered or certified mail, return receipt requested, and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run. Notices shall be addressed to the parties at the following addresses:

If to the Companies:

            Anvil Knitwear, Inc.
            228 East 45th Street
            New York, New York  10017
            Attention: Chief Administrative Officer

With copies, which shall not constitute notice:

            399 Venture Partners, Inc.
            c/o Citicorp Venture Capital, Ltd.
            399 Park Avenue, 14th Floor
            New York, New York  10043
            Attention: David F. Thomas

            c/o Bruckmann, Rosser, Sherrill & Co., Inc.
            126 East 56th Street, 29th Floor
            New York, New York  10022
            Attention: Bruce C. Bruckmann

If to the Consultant:

            c/o Bruckmann, Rosser, Sherrill & Co., Inc.
            126 East 56th Street, 29th Floor
            New York, New York  10022
            Attention: Bruce C. Bruckmann


                                       3
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In any case, with copies to:

            Kirkland & Ellis
            Citicorp Center
            153 E. 53rd Street
            New York, New York  10022-4675
            Attention: Kirk A. Radke, Esq.

            (c) This Agreement shall constitute the entire Agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

            (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (e) This Agreement shall inure to the benefit of, and be binding upon, the Companies and the Consultant and their respective successors and assigns.

            (f) This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each set of counterparts showing execution by all parties shall be deemed an original, but all of which shall constitute one and the same instrument.

            (g) Each of the Companies shall cause their respective subsidiaries and hereinafter formed or acquired to execute a counterpart to this Agreement, thereby assuming the rights and obligations of a Company under this Agreement; provided that the obligations of a subsidiary hereunder shall terminate at the time such subsidiary is no longer a subsidiary of any of the Companies.

            (h) The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach.

            (i) This Agreement may not be assigned by the Consultant except to an affiliate; provided that under no circumstances may an entity that is not an affiliate of the Consultant have the right to the benefits, or the obligations, under this Agreement.

                                  *  *  *  *  *

            IN WITNESS WHEREOF, the parties have caused this Management Agreement to be executed and delivered by their duty authorized officers or agents as set forth below.


                                   BRUCKMANN, ROSSER, SHERRILL & CO., INC.

                                   By: /s/ Stephen Edwards
                                       ---------------------------
                                   Name:
                                   Title:


                                   ANVIL KNITWEAR, INC.

                                   By:
                                       ---------------------------
                                   Name:
                                   Title:


                                   ANVIL HOLDINGS, INC.

                                   By:
                                       ---------------------------
                                   Name:
                                   Title:


                                   COTTONTOPS, INC.

                                   By:
                                       ---------------------------
                                   Name:
                                   Title:

            IN WITNESS WHEREOF, the parties have caused this Management Agreement to be executed and delivered by their duty authorized officers or agents as set forth below.


                                   BRUCKMANN, ROSSER, SHERRILL & CO., INC.

                                   By:
                                       ---------------------------
                                   Name:
                                   Title:


                                   ANVIL KNITWEAR, INC.

                                   By: /s/ Jacob Hollander EVP
                                       ---------------------------
                                   Name:
                                   Title:


                                   ANVIL HOLDINGS, INC.

                                   By: /s/ Jacob Hollander VP
                                       ---------------------------
                                   Name:
                                   Title:


                                   COTTONTOPS, INC.

                                   By: /s/ Jacob Hollander VP
                                       ---------------------------
                                   Name:
                                   Title: